UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K-A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2013

AEGEA, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53377	41-2230041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

772 U.S. Highway One, Suite 200 North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

(561) 287-5422
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 30, 2013, AEGEA, Inc., f/k/a Forever Valuable Collectibles, Inc. (the “Company”) filed a Current Report on Form 8-K/A (Amendment No. 1) (the “Form 8-K/A”) related to the Company’s acquisition of a 100% interest in AEGEA, LLC, a Delaware limited liability company (“AEGEA LLC”).  Following the acquisition, Forever Valuable Collectibles, Inc. changed its name to AEGEA, Inc. and continued the business of AEGEA LLC.

On August 13, 2013, the Company filed with the SEC a Quarterly Report on Form 10-Q for the period ended June 30, 2013 which relates primarily to the business and operations of Forever Valuable Collectibles, Inc. during such period. The Company is filing this amendment to the Form 8-K to include AEGEA LLC’s consolidated financial statements as of, and for the three and six months ended June 30, 2013, the three month period ended June 30, 2012, the period February 3, 2012 (inception) to June 30, 2012 and the period February 3, 2012 (inception) to June 30, 2013 and Management’s discussion and analysis thereon.

Item 8.01     Other Events.

Management's Discussion and Analysis of Financial Condition and Results of Operations (AEGEA LLC)

The following discussion relates solely to the operations of AEGEA LLC through June 30, 2013 and should be read in conjunction with its consolidated financial statements and the related notes filed as Exhibit 99.4 to this Current Report.

 AEGEA LLC’s Results of Operations for the period from inception (February 3, 2012) to June 30, 2012 and the six months ended June 30, 2013

Revenue.  No revenue was generated for the period from inception (February 3, 2012) to June 30, 2012 and the six months ended June 30, 2013.

Total Operating Expenses.  Total operating expenses for the three month period ended June 30, 2013 increased $61,098 compared to the same period in 2012 primarily as a result of increases in professional fees incurred in connection with AEGEA LLC’s development of a planned resort community in South Florida.  Total operating expenses for the six month period ended June 30, 2013 decreased $50,356 compared to the same period in 2012 primarily as a result of a reduction in research and development fees partially offset by increases in professional fees incurred in connection with the development activities discussed above.

Net Loss.  Our net loss during the three month period ended June 30, 2013 increased $76,884 compared to the same period in 2012 and during the six month period ended June 30, 2013 decreased $24,817 compared to the same period in 2012 primarily as a result of changes in total operating expenses as discussed above and the lack of any revenue during the periods reported.

Liquidity and Capital Resources

Liquidity is the ability of an enterprise to generate adequate amounts of cash to meet its needs for cash requirements. AEGEA LLC had a working capital deficit of $388,935 and $54,769 of cash as of June 30, 2013 and a working capital deficit of $44,774 and $0 of cash as of December 31, 2012.  As a result, AEGEA LLC’s current cash position is not sufficient to fund its cash requirements during the next twelve months, including operations and capital expenditures.

Net cash used in operating activities was $108,615 for the six months ended June 30, 2013, compared to $168,735 for the period from inception (February 3, 2012) to June 30, 2012.

Net cash provided by financing activities during the six months ended June 30, 2013, was $163,384 compared to $186,732 for the period from inception (February 3, 2012) to June 30, 2012.  Cash provided from financing activities were primarily a result of borrowing from a line of credit from an AEGEA LLC member and the proceeds from a convertible debenture issued to a third party.

Cash Requirements

AEGEA LLC’s future capital requirements will depend on numerous factors, including the extent it continues development of its planned resort community and its ability to control costs. AEGEA LLC will be reliant upon member loans, private placements or public offerings of debt and equity to fund its resort development plans.

AEGEA LLC does not currently have any contractual restrictions on its ability to incur debt and, accordingly AEGEA LLC could incur significant amounts of indebtedness to finance operations. Any such indebtedness could contain covenants which would restrict AEGEA LLC’s operations.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Going Concern

The Report of Independent Registered Public Accounting Firm dated June 19, 2013 included in AEGEA LLC’s audited financial statements for the period ended December 31, 2012 includes an explanatory paragraph expressing substantial doubt as to AEGEA LLC’s ability to continue as a going concern, due to recurring losses from operations and a net capital deficiency. The auditor's opinion may impede AEGEA LLC’s ability to raise additional capital on acceptable terms. If AEGEA LLC is unable to obtain financing on terms acceptable to AEGEA LLC, or at all, AEGEA LLC will not be able to accomplish any or all of its initiatives.

Item 9.01             Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

Financial statements at and for the period ended June 30, 2013 are filed as Exhibit 99.4 to this current report and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.1
Amended and Restated Articles of Incorporation of Forever Valuable Collectibles, Inc. (Incorporated herein by reference to Appendix A as part of the Company’s Schedule 14C filed with the Commission on July 2, 2013).

16.1
Letter dated July 30, 2013 from B F Borgers CPA, PC to the Securities and Exchange Commission (Incorporated herein by reference to Exhibit 16.1 of the Company’s Form 8-K/A (Amendment No. 1) filed with the Commission on July 30, 2013).

99.1	Audited financial statements of AEGEA, LLC as of December 31, 2012 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

99.2	Unaudited financial statements of AEGEA, LLC as of March 31, 2013 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

99.3	Unaudited pro forma balance sheet and statement of operations as of March 31, 2013 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

99.4*	Unaudited financial statements of AEGEA, Inc. as of June 30, 2013.

 * Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEA, INC
Date: September 5, 2013	By: /s/ Keith Duffy
Keith Duffy, Chief Executive Officer